UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:		(908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01.     Entry Into a Material Definitive Agreement.

On July 3, 2024, Barnes & Noble Education, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (“Rights Agent”), entered into the Amendment No. 1 to Rights Agreement, dated as of July 3, 2024 (the “Amendment”), which amended the Rights Agreement, dated as of April 16, 2024, by and between the Company and Rights Agent (as amended, the “Rights Agreement”).

The Amendment terminated the Rights Agreement by accelerating the expiration time of the Company’s preferred share purchase rights (each, a “Right” and, collectively, the “Rights”) to 5:00 P.M., New York City time, on July 3, 2024. At the time of the termination of the Rights Agreement, all of the Rights, which were previously distributed to holders of the Company’s issued and outstanding common stock, par value $0.01, pursuant to the Rights Agreement, expired.

The Amendment is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The description of the Amendment herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.2.

Item 3.03.    Material Modification to Rights of Security Holders.
The information set forth under Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 4.01.     Changes in Registrant’s Certifying Accountant.

On July 2, 2024, the Company was informed by Ernst & Young LLP (“EY”), the Company’s current independent registered public accounting firm, that EY declined to stand for reappointment as the Company’s independent auditor for the Company’s fiscal year ending May 3, 2025.

EY’s audit report on the Company's consolidated financial statements as of and for the years ended April 29, 2023 and April 27, 2024 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended April 29, 2023 and April 27, 2024, and through the date EY declined to stand for reappointment, there were no (a) disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter thereof in connection with its reports for such periods; or (b) reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from EY a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of EY’s letter dated July 3, 2024 is attached as Exhibit 16.1 hereto.

In light of EY’s determination, the Audit Committee of the Company’s Board of Directors has initiated a process to select and appoint a new accounting firm to serve as the Company’s independent registered public accountant commencing with the audit of the Company’s financial statements for the fiscal year ending May 3, 2025.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 3, 2024, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating all provisions of the Certificate of Designation previously filed by the Company with the Delaware Secretary of State on March 25, 2020 related to a series of preferred stock designated as Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”) established pursuant to the Rights Agreement. Such shares previously designated Series A Preferred Stock will be returned to the authorized but undesignated shares of the Company’s preferred stock.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference. A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The description of the Certificate of Elimination herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description
3.1*	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Barnes & Noble Education, Inc.
4.1
Rights Agreement, dated as of April 16, 2024, between Barnes & Noble Education, Inc and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed April 16, 2024).

4.2*	Amendment No. 1 to Rights Agreement, dated as of July 3, 2024, by and between Barnes & Noble Education, Inc. and Computershare Trust Company, N.A.
16.1*	Letter of Ernst & Young LLP to the Securities and Exchange Commission dated July 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed Herewith

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: July 3, 2024
BARNES & NOBLE EDUCATION, INC.

By:     /s/ Michael C. Miller
Name:      Michael C. Miller
Title:     Executive Vice President, Corporate Development & Affairs, Chief Legal Officer

BARNES & NOBLE EDUCATION, INC.

EXHIBIT INDEX

Exhibit No.	Description
3.1*	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Barnes & Noble Education, Inc.
4.1
Rights Agreement, dated as of April 16, 2024, between Barnes & Noble Education, Inc and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed April 16, 2024).

4.2*	Amendment No. 1 to Rights Agreement, dated as of July 3, 2024, by and between Barnes & Noble Education, Inc. and Computershare Trust Company, N.A.
16.1*	Letter of Ernst & Young LLP to the Securities and Exchange Commission dated July 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed Herewith